SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                  _____________

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report
(Date of earliest event reported):                            May 4, 2004


                              Hecla Mining Company
  ___________________________________________________________________________
             (Exact name of registrant as specified in its charter)


                                    Delaware
  ___________________________________________________________________________
                 (State or other jurisdiction of incorporation)


    1-8491                                               82-0126240
___________________________________________________________________________
(Commission File Number)            (IRS Employer Identification No.)


6500 North Mineral Drive, Suite 200
Coeur d'Alene, Idaho                                         83815-9408
___________________________________________________________________________
(Address of principal executive offices)                      (Zip Code)


                                 (208) 769-4100
  ___________________________________________________________________________
                         (Registrant's Telephone Number)

Item 9. Regulation FD Disclosure and Disclosure of Results of Operations and Financial Condition (Item 12)

     The following information is being furnished under Items 9 and 12 of Form 8-K: On May 4, 2004, Hecla Mining Company (the "Company") issued a news release announcing the Company's First Quarter 2004 and three months ended March 31, 2004 financial results. The News Release is attached hereto as Exhibit 99 to this Form 8-K and is incorporated herein by reference.



                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  HECLA MINING COMPANY



                                  By: /s/ Michael B. White
                                     ---------------------------
                                     Name:  Michael B. White
                                     Title: Corporate Secretary


Dated:  May 4, 2004

                                  EXHIBIT INDEX



Exhibit No.                                 Title
___________                                 _____



Exhibit 99 -            Hecla Mining Company News Release dated May 4, 2004





                                       -3-